ADVANCED SERIES TRUST

AST Core Fixed Income Portfolio

Supplement dated June 23, 2025 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2025, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST Core Fixed Income Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust with respect to the Portfolio. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust (the Board) recently approved the termination of Western Asset Management Company, LLC and Western Asset Management Company Limited (Western) as subadvisers to the Portfolio effective July 1, 2025. J.P. Morgan Investment Management Inc., PGIM Fixed Income, and Wellington Management Company LLP remain as subadvisers to the Portfolio.

To reflect the changes described above, effective July 1, 2025, all references and information pertaining to Western and its portfolio managers as they pertain to the Portfolio are hereby removed from the Summary Prospectus, Prospectus, and SAI.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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